SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date earliest event reported) March 21, 1994
                                              (March 16, 1994)


Commission      Registrant, State of Incorporation,    IRS Employer
File Number     Address and Telephone Number           Identification No.

1-11299         ENTERGY CORPORATION                    13-5550175
                (a Delaware corporation)
                225 Baronne Street
                New Orleans, Louisiana 70112
                Telephone (504) 529-5262

1-10764         ARKANSAS POWER & LIGHT COMPANY         71-0005900
                (an Arkansas corporation)
                425 West Capitol Avenue, 40th Floor
                Little Rock, Arkansas 72201
                Telephone (501) 377-4000

1-8474          LOUISIANA POWER & LIGHT COMPANY        72-0245590
                (a Louisiana corporation)
                639 Loyola Avenue
                New Orleans, Louisiana 70113
                Telephone (504) 569-4000

0-320           MISSISSIPPI POWER & LIGHT COMPANY      64-0205830
                (a Mississippi corporation)
                308 East Pearl Street
                Jackson, Mississippi 39201
                Telephone (601) 969-2311

0-5807          NEW ORLEANS PUBLIC SERVICE INC.        72-0273040
                (a Louisiana corporation)
                639 Loyola Avenue
                New Orleans, Louisiana 70113
                Telephone (504) 569-4000

1-9067          SYSTEM ENERGY RESOURCES, INC.          72-0752777
                (an Arkansas corporation)
                Echelon One
                1340 Echelon Parkway
                Jackson, Mississippi 39213
                Telephone (601) 984-9000

Item 4.  Changes in Registrant's Certifying Accountant

      In 1993, proposals were requested from qualified firms of certified public accountants to perform audit services beginning in 1994 for Entergy Corporation and its subsidiaries (Arkansas Power & Light Company, Gulf States Utilities Company, Louisiana
Power & Light Company, Mississippi Power & Light Company, New Orleans Public Service Inc., and System Energy Resources, Inc.). On March 16, 1994, the firm of Deloitte & Touche was notified that the firm of Coopers & Lybrand was selected as the new independent accountants as a result of this process. The decision to change accountants was approved by the Audit Committee of the Board of Directors of Entergy Corporation. The firm of Deloitte & Touche served as independent auditors for Entergy Corporation and its subsidiaries, excluding Gulf States Utilities Company for the years ended December 31, 1993 and 1992. The firm of Deloitte & Touche had acted for Entergy Corporation and its subsidiaries, excluding Gulf States Utilities Company, in this capacity since the Corporation's organization in 1949. It had also acted in a similar capacity since 1932 for the Corporation's operating subsidiaries except for System Energy Resources, Inc. for which it had acted since that corporation's formation in 1974.

      The Independent Auditors' Reports of Deloitte & Touche on the consolidated financial statements of Entergy Corporation and subsidiaries and the financial statements of Arkansas Power & Light Company, Louisiana Power & Light Company, Mississippi Power & Light Company, New Orleans Public Service Inc., and System Energy Resources, Inc. as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993 each expressed an unqualified opinion, and as to Entergy Corporation includes explanatory paragraphs as to uncertainties because of certain regulatory and litigation matters and as to System Energy Resources, Inc. includes an explanatory paragraph as to an uncertainty resulting from a regulatory proceeding. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) or disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of Deloitte & Touche, during the past two fiscal years and through March 16, 1994.

      The  firm  of  Coopers & Lybrand has acted  as  independent
accountants   since   1933   for  the   Corporation's   operating
subsidiary, Gulf States Utilities Company.


Item 7.  Exhibits

     16 -     Letter  from Deloitte & Touche regarding change  of
        certifying independent accountants.

                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Entergy Corporation


                                By:     /s/ Lee W. Randall
                                            Lee W. Randall
                                Vice President and Chief Accounting Officer


                                Arkansas Power & Light Company
                                Louisiana Power & Light Company
                                Mississippi Power & Light Company
                                New Orleans Public Service Inc.
                                System Energy Resources, Inc.


                                By:     /s/ Lee W. Randall
                                            Lee W. Randall
                                Vice President, Chief Accounting Officer
                                       and Assistant Secretary


Dated:  March  21, 1994